Prepaid Expenses and Other Current Asset, Net (Tables)	12 Months Ended
Jun. 30, 2025
Prepaid Expenses and Other Current Asset, Net [Abstract]
Schedule of Prepaid Expenses and Other Current Asset, Net

The balance of prepaid expenses and other current asset, net consisted of the following:

	As of June 30,
	2024	2025
	RMB	RMB
Deductible input tax	18,281	1,550,534
Prepayment for potential investment (1)	-	14,347,600
Security deposits (2)	2,879	721,612
Others	146,130	516,910
Total prepaid expenses and other current assets	167,290	17,136,656

(1)	The Group invested USD 2 million in Funken Vision Advertising (HK) Limited. The investment was subject to the target company obtaining an unqualified audit report from an audit firm with PCAOB qualifications before March 4, 2026, and having an annual profit of no less than RMB 10 million or an equivalent amount in US dollars during the audited year.As of the reporting date, the target company has not yet met the conditions. If the target company does not meet the conditions by the expiration date, the above investment funds can be returned.
(2)	Security deposits were mainly composed of custody funds USD 100,000.The company, underwriters, and the custodian agent entered into a custody agreement. According to this agreement, the company deposited the USD 100,000 of proceeds from the issuance into a non-interest bearing custody account held by the custodian agent. The custody funds could be requested for return after being in the account for one year.As of the reporting date, the Group has received the custody funds.